Exhibit 10.6

AIRCRAFT MORTGAGE

AND SECURITY AGREEMENT

between

JGB COLLATERAL, LLC, as collateral agent

and

AULT AVIATION, LLC

Aircraft:

One (1) Gulfstream Aerospace model GV-SP (G550)

(described on the International Registry Manufacturer's List as

GULFSTREAM model Gulfstream GV-SP (G550)) aircraft

bearing manufacturer's serial number 5094

and United States Registration Number N623MS

Engines:

Two (2) Rolls Royce model BR700-710C4-11

(described on the International Registry Manufacturer's List as

ROLLS ROYCE model BR710 engines) aircraft engines

bearing manufacturer's serial numbers 15287 and 15286

AIRCRAFT MORTGAGE AND SECURITY AGREEMENT

THIS AIRCRAFT MORTGAGE AND SECURITY AGREEMENT ("Mortgage") dated as of the 14th day of December, 2023, by and between AULT AVIATION, LLC, a limited liability company formed under the laws of the State of Nevada having its headquarters at 11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141 ("Mortgagor"), and JGB COLLATERAL, LLC ("Collateral Agent"), a limited liability company formed under the laws of the State of Delaware, having its headquarters at 21 Charles Street, Westport CT 06880, as collateral agent for the Lenders (as defined below).

W I T N E S S E T H :

WHEREAS, Mortgagor is entering into that certain Loan and Guaranty Agreement, dated as December 14, 2023, by and among (i) Mortgagor, (ii) Ault & Company, Inc., a Delaware corporation (the “Borrower”), (iii) BNI Montana, LLC, a Delaware limited liability company, (iv) Ault Alliance, Inc., a Delaware corporation, (v) Third Avenue Apartments LLC, a Delaware limited liability company, (vi) Ault Lending, LLC, a California limited liability company, (vii) Alliance Cloud Services, LLC, a Delaware limited liability company, (viii) Sentinum, Inc., a Nevada corporation, (ix) Ault Global Real Estate Equities, Inc., a Nevada corporation, (x) Milton "Todd" Ault, III, a natural person (the parties identified in (i) and (iii) – (x), the "Guarantors" and together with the Borrower, the "Loan Parties"), the lenders from time-to-time parties thereto (the "Lenders") and the Collateral Agent (as amended, restated, supplemented, replaced, increased, refinanced or otherwise modified from time to time, the "Loan Agreement").

WHEREAS, Collateral Agent and Mortgagor wish that the payment of all amounts due under said Loan Agreement and the Note (as defined below) be secured by a security interest and an international interest as herein provided;

NOW, THEREFORE, the parties hereto agree and declare as follows:

For and in consideration of the premises hereof and to secure (i) the performance of all Secured Obligations (as defined below), and (ii) payment of all amounts due under the Loan Agreement, including the Note taken in conjunction therewith, Mortgagor does hereby consent to the creation of an international interest under the Cape Town Treaty (as defined below) and does hereby mortgage, hypothecate, pledge, confirm and grant a security interest in, lien upon and right of set-off against, the property described in Granting Clauses I through IV, inclusive, whether now owned or hereafter acquired (which property, including all property hereafter specifically subjected to this Mortgage and any other agreement supplemental hereto, is referred to herein as the "Mortgaged Property"), with the power granted to Collateral Agent, its successors and assigns to dispose of the Mortgaged Property:

GRANTING CLAUSE I

All right, title and interest of Mortgagor in and to the Aircraft, the Parts, the Engines (all as defined below) and their components and attachments, and all manuals and log books and other documentation relating thereto, it being the intent that separate rights shall attach to the Airframe separate and apart from the Engines for purposes of the Cape Town Treaty.

GRANTING CLAUSE II

All proceeds of insurance from any loss of, or damage to, any properties mentioned or referred to in Granting Clause I and any other proceeds of any kind resulting from any Event of Loss (as defined below) with respect thereto up to the amount of the Secured Obligations.

GRANTING CLAUSE III

All estate, right, title, interest and claims whatsoever, at law, as well as in equity, which Mortgagor has or possesses on the date of this Mortgage or to which Mortgagor may hereafter become legally or equitably entitled, from, in or to the properties described in Granting Clauses I and II, inclusive, including, without limitation, the Associated Rights (as defined below), the right to receive any rent from the lease of the Aircraft or any charter or management fees derived from the use of the Aircraft, together with all accounts receivable, general intangibles, proceeds and chattel paper evidencing any of the foregoing.

GRANTING CLAUSE IV

All right, title and interest of Mortgagor in any engine, maintenance program contracts with respect to the Engines required to be maintained under the Loan Agreement, including any reserve account (or other trust account) included thereunder, if any.

TO HAVE AND TO HOLD, the Mortgaged Property under and subject to the terms and conditions set forth herein, for the benefit and security of all Secured Obligations and of all and singular the present and future holders thereof and to secure the payment and performance of the Secured Obligations, ratably and without any preference, distinction or priority as to lien or otherwise of any such Secured Obligations over any other Secured Obligation by reason of the difference in time of the actual making, issue, delivery, incurrence or sale of the respective Secured Obligations or for any other reason whatsoever, except as herein otherwise expressly provided or referred to, and so that each and every Secured Obligation, whether outstanding on the date of this Mortgage or hereafter issued and delivered or incurred shall have the same lien and security, and so that each and every such Secured Obligation shall be equally and proportionately secured hereby as if it had been made, issued, delivered and incurred simultaneously with the execution and delivery of this Mortgage.

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PROVIDED, HOWEVER, and these presents are upon the condition that, unless and until an Event of Default has occurred and is continuing, neither Collateral Agent nor its successors or assigns shall disturb Mortgagor's possession and use of the Aircraft, Engines, Parts or other property constituting all or part of the Mortgaged Property, subject to the further covenants, conditions, uses and trusts, and except as specifically set forth herein; and

IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto that the Mortgaged Property is to be held and applied on the further covenants, conditions, uses and trusts set forth herein:

ARTICLE I - DEFINITIONS

1.1       Defined Terms. As used in this Mortgage, except as otherwise indicated herein, the following terms shall have the meanings set forth below or in the location indicated:

(a)       "Aircraft" shall mean that certain Gulfstream Aerospace model GV-SP (G550) (described on the International Registry Manufacturer's List as GULFSTREAM model Gulfstream GV-SP (G550)) aircraft bearing manufacturer's serial number 5094 and United States Registration Number N623MS, together with all Engines and all Parts.

(b)       "Airframe" shall mean (i) the Aircraft, not including the Engines or any APU, it being the intent that separate rights shall attach to the Airframe separate and apart from the Engines for purposes of the Cape Town Treaty, and (ii) any and all Parts from time to time incorporated in, installed on or attached to the Aircraft and any and all Parts removed therefrom so long as Collateral Agent shall retain an interest therein in accordance with the applicable terms of this Mortgage after removal from the Aircraft.

(c)       "Associated Rights" means all rights to payment or other performance by Mortgagor under an agreement which is secured by or associated with the Aircraft.

(d)       "Cape Town Treaty" shall have the meaning provided in 49 U.S.C. §44113(1).

(e)       "Engine(s)" shall mean those certain Rolls Royce model BR700-710C4-11 (described on the International Registry Manufacturer's List as ROLLS ROYCE model BR710) aircraft engines bearing manufacturer's serial numbers 15287 and 15286, and any replacement Engine purchased in accordance with Paragraph 3.3(b) of this Mortgage.

(f)       "Event of Default" shall have the meaning given to it pursuant to Paragraph 4.1 of this Mortgage.

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(g)       "Event of Loss" with respect to the Aircraft or any Engine shall mean any of the following events:

(i)       loss of the Aircraft or any Engine or the use thereof due to destruction, damage beyond repair or rendition of such Aircraft or Engine permanently unfit for normal use from any reason whatsoever;

(ii)       any damage to the Aircraft or Engine (including those requiring the completion of an FAA Form 337, "Major Repair And Alteration Statement") which results in an insurance settlement with respect to such Aircraft or Engine on the basis of total loss;

(iii)       the theft, disappearance, condemnation, confiscation, attachment, sequestration, distraint or seizure of, or requisition of title to or use or possession of, such Aircraft or Engine for a period of ninety (90) consecutive days; or

(iv)       the operation or location of the Aircraft, while under condemnation, confiscation, seizure, requisition or otherwise in any area excluded from coverage by any insurance policy in effect with respect to the Aircraft required by the provisions of this Mortgage or of the Loan Agreement.

(h)       "FAA" shall mean the United States Federal Aviation Administration, or the agency or official of the United States of America at the time administering the functions of the Federal Aviation Administration with respect to the regulation of aircraft.

(i)       "Federal Aviation Act" shall mean Subtitle VII of Title 49 of the United States Code, as amended from time to time, or any similar legislation of the United States enacted to supersede, amend or supplement such Act.

(j)       "IDERA" shall mean an Irrevocable De-Registration and Export Request Authorization substantially in the form of Annex I hereto.

(k)       "Insurance Certificate" shall mean a certificate of a Qualified Insurance Broker.

(l)       "International Registry" shall mean the international registry established under the Cape Town Treaty.

(m)       "International Registry Procedures" shall mean the official English language text of the Procedures for the International Registry issued by the supervisory authority thereof pursuant to the Cape Town Treaty.

(n)       "International Registry Regulations" shall mean the official English language text of the Regulations of the International Registry issued by the supervisory authority thereof pursuant to the Cape Town Treaty.

(o)       "Liens" shall mean all liens, charges, security interests, national interests, prospective international interests, international interests, leaseholds and encumbrances of every nature and description whatever, whether consensual or nonconsensual, including, without limitation, any rights of third parties under third party agreements and irrevocable de-registration and export request authorizations.

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(p)       "Loan Agreement" has the meaning set forth in the recitals.

(q)       "Mortgage" shall mean this Aircraft Mortgage and Security Agreement, as it from time to time may be supplemented or amended by any other supplements or amendments executed by and between Mortgagor and Collateral Agent.

(r)       "Mortgaged Property" shall have the meaning specified in the paragraph of introduction immediately preceding the Granting Clauses of this Mortgage.

(s)       "Note" shall mean the promissory notes evidencing the loans and other obligations of the Borrower under the under the Loan Agreement delivered by the Borrower pursuant to Paragraph 2.6 thereof.

(t)       "Parts" shall mean all appliances, parts, instruments, avionics (including, without limitation, radio, radar, navigation systems or other electronic equipment), appurtenances, accessories, furnishings, auxiliary power units, if any, and other equipment of whatever nature (but excluding any complete Engine), so long as the same shall be (i) incorporated or installed in or attached to the Aircraft or any Engine, at any time, or (ii) otherwise subject to this Mortgage.

(u)       "Person" shall mean an individual, a corporation, a limited liability company, a partnership, an unincorporated organization, an association, a joint-stock company, a joint venture, a trust, an estate or a government or any agency or political subdivision thereof.

(v)       "Qualified Insurance Broker" shall mean an aircraft insurance broker, designated by Mortgagor and reasonably satisfactory to Collateral Agent.

(w)       "Re-registration POA" shall have the meaning specified in Paragraph 3.1(a).

(x)       "Secured Obligations" shall mean (i) all obligations of the Loan Parties under the Loan Agreement and the Note and (ii) all obligations of Mortgagor under this Mortgage.

Capitalized terms not otherwise defined in this Mortgage shall have the meanings set forth in the Loan Agreement.

ARTICLE II - REPRESENTATIONS AND WARRANTIES

2.1       Ownership; Priority Lien; No Violation. Mortgagor represents and warrants that on the date of execution of the Note and this Mortgage and for as long as the Note and this Mortgage shall remain in full force and effect:

(a)       The Aircraft and Engines then being subjected to this Mortgage are free and clear of all Liens, except the lien of this Mortgage and the IDERA, and except for mechanics, materialmen's or similar statutory liens that arise in the normal course of business and that do not exceed $250,000 in the aggregate at any time. For the purposes of this Mortgage, Mortgagor shall be deemed to be the legal title holder of the Aircraft and Engines;

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(b)       This Mortgage has been duly executed and delivered by Mortgagor. This Mortgage is enforceable in accordance with its terms against Mortgagor and third parties subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and to general equity principles; and

(c)       Neither the execution and delivery by Mortgagor of this Mortgage nor compliance by Mortgagor with any of the terms and provisions of this Mortgage will, in any way, conflict with, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than the Lien permitted under this Mortgage) upon any property of Mortgagor under:

(i)       any statute, rule or regulation of the United States of America;

(ii)       any treaties, conventions or international regulations, including, without limitation, the Cape Town Treaty, the International Registry Regulations and the International Registry Procedures;

(iii)       any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan, credit agreement or other agreement or instrument to which Mortgagor is a party or by which it or any of its properties may be bound or affected; or

(iv)       any order, writ, injunction, decree, judgment, award, determination, direction or demand of any federal, state, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, which is binding on Mortgagor.

ARTICLE III - COVENANTS OF MORTGAGOR

3.1       Registration, Maintenance and Operation of Aircraft and Engines.

(a)       Registration and IDERA.

(i)       At or prior to the Closing Date (as defined in the Loan Agreement), at its own cost and expense, and at all times during the term of this Mortgage, Mortgagor shall (A) cause the Aircraft to be duly registered in the name of Mortgagor in accordance with the Federal Aviation Act, and the Aircraft shall not be registered under the laws of any other country without the prior written consent of Collateral Agent; and (B) cause this Mortgage to be registered as an international interest on the International Registry. In furtherance thereof, Mortgagor shall consent, through its professional user entity, to international registration upon issuance of the request for consent by the International Registry. At least sixty (60) days prior to the date that any registration of the Aircraft shall expire, Mortgagor shall, at its expense, furnish (or cause to be furnished) to Collateral Agent a new or renewed (as the case may be) certificate of registration for the Aircraft, verifying that the Aircraft is properly registered with the FAA in accordance with the requirements of this Paragraph 3.1. Accordingly, the parties acknowledge and agree that, as a condition precedent to the funding of the loan described in the Loan Agreement, Mortgagor shall execute and deliver in favor of Collateral Agent an irrevocable power of attorney in form(s) reasonably acceptable to Collateral Agent, providing Collateral Agent with the power, in Collateral Agent's sole discretion, to re-register or renew the registration of the Aircraft ("Re-registration POA") should Mortgagor fail to timely complete such process. Collateral Agent shall not exercise the Re-registration POA unless Mortgagor has failed to provide evidence of the re-registration (or renewal of the registration) of the Aircraft at least sixty (60) days prior to the date that any registration shall expire as described above. It is understood that Collateral Agent shall have the right to exercise its powers under the Re-registration POA, but shall not be obligated to do the same. In the event this Mortgage is properly assigned by Collateral Agent, Mortgagor agrees to execute a new Re-registration POA in favor of such assignee in a form substantially similar to the original Re-registration POA at Collateral Agent's (or such assignee's) sole expense. When the Secured Obligations shall have been indefeasibly and fully paid, then the Re-registration POA shall automatically terminate and be deemed to cease to exist.

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(ii)       Mortgagor shall not allow the name of any Person other than Collateral Agent to be placed on the Airframe and Engines as a designation that might be interpreted as a lien thereon, provided, that Mortgagor may cause the Aircraft to be lettered and otherwise marked in an appropriate manner for convenience of identification of the interest therein of Mortgagor.

(iii)       Mortgagor shall not (A) consent to any Person other than Collateral Agent making any registrations in the International Registry in relation to the Airframe and Engines, or (B) execute and deliver any irrevocable de-registration and export request authorization to any Person other than the IDERA in favor of Collateral Agent.

(iv)       Mortgagor shall execute and deliver the IDERA, and cause the same to be filed in accordance with the Federal Aviation Act.

(b)       Maintenance. After the Closing Date, and except as may otherwise be agreed in writing by Mortgagor and Collateral Agent, Mortgagor, at its own cost and expense during the term of the Loan Agreement and until full and complete payment of the Note and of all amounts due or to become due under the Loan Agreement, shall, or shall cause, the following to occur:

(i)       maintain and keep the Aircraft in as good condition and repair as it is on the date of this Mortgage, ordinary wear and tear excepted and service, repair, maintain, overhaul, test, or cause the same to be done to the Aircraft so as to keep the Aircraft in such operating condition as is required by the maintenance service program required to be maintained under the Loan Agreement, and as may be necessary to enable the Certificate of Airworthiness of the Aircraft to be maintained in good standing and at all times be in compliance with the regulations of the FAA and Applicable Law.

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(ii)       maintain and keep the Aircraft in good order and repair and in airworthy condition in accordance with the requirements of each of the manufacturers' manuals and mandatory service bulletins. In furtherance thereof, Mortgagor, at Mortgagor's expense, shall maintain the Engines under a maintenance service program reasonably acceptable to Collateral Agent, and will make the monthly payments based upon hourly usage of the Engines thereunder. Mortgagor shall also use its reasonable efforts to cause the provider of the maintenance service program to provide Collateral Agent with an aircraft interest holder's agreement acknowledging (a) such provider's agreement to notify Collateral Agent of Mortgagor's failure to make any payment, and failure to cure within the applicable notice and cure period, with respect to the maintenance service program, (b) in the event Mortgagor fails to make such payments within such notice and cure period, Collateral Agent's right (but not the obligation) to make such payments in order to keep the maintenance service program in continuous good standing and fully funded, and (c) such provider's acknowledgement of and consent to Collateral Agent's interest in the maintenance service program. Mortgagor shall also utilize a third-party computerized maintenance tracking program such as CMP, at Mortgagor's expense, and shall authorize the maintenance tracking provider to provide read-only access to all maintenance reports to Collateral Agent.

(iii)       replace in or on the Airframe, any and all Engines, parts, appliances, instruments or accessories which may be worn out, lost, destroyed or otherwise rendered unfit for use unless such parts or systems are reasonably deemed by Mortgagor to be outdated or unnecessary and not worthy of replacement.

(iv)       cause to be performed, on all parts of the Aircraft, all applicable mandatory Airworthiness Directives, and mandatory manufacturers' service bulletins the compliance date of which shall occur while this Mortgage is in effect.

(v)       be responsible for all required inspections of the Aircraft and licensing or re-licensing of the Aircraft in accordance with all applicable FAA and other governmental requirements. Mortgagor shall at all times cause the Aircraft to have on board and in a conspicuous location a current Certificate of Airworthiness issued by the FAA.

(vi)       ensure that all inspections, maintenance modifications, repairs, and overhauls of the Aircraft (including those performed on the Airframe, the Engines or any components, appliances, accessories, instruments or equipment) shall be performed by personnel authorized by the FAA to perform such services.

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(vii)       if any Engine, component, appliance, accessory, instrument, equipment or part of the Aircraft shall reach such a condition as to require overhaul, repair or replacement, for any cause whatever, and such part or system is not to be disabled or removed in accordance with Paragraph 3.1(b)(iii), in order to comply with the standards for maintenance and other provisions set forth in this Mortgage, Mortgagor may:

(1)       Install on or in the Aircraft such items of substantially the same type in temporary replacement of those then installed on the Aircraft, pending overhaul or repair of the unsatisfactory item; provided, however, that such replacement items must be in such a condition as to be permissible for use upon the Aircraft in accordance with the standards for maintenance and other provisions set forth in this Mortgage; provided further, however, that Mortgagor at all times must retain unencumbered title to any and all items temporarily removed; or

(2)       Install on or in the Aircraft such items of substantially the same type and value in permanent replacement of those then installed on the Aircraft; provided, however, that such replacement items must be in such condition as to be permissible for use upon the Aircraft in accordance with the standards for maintenance and other provisions set forth in this Mortgage; provided further, however, that Mortgagor must first comply with each of the requirements below.

(viii)       in the event Mortgagor shall be required or permitted to install upon the Airframe or any Engine, components, appliances, accessories, instruments, engines, equipment or parts in permanent replacement of those then installed on the Airframe or such Engine, Mortgagor may do so provided that, in addition to any other requirements of this Mortgage:

(a)       Collateral Agent is not divested of its security interest in and lien upon any item removed from the Aircraft and that no such removed item shall be or become subject to the lien or claim of any person, unless and until such item is replaced by an item of the type and condition required by this Mortgage, title to which, upon its being installed or attached to the Airframe, is validly vested in Mortgagor, free and clear of all liens and claims, of every kind or nature, of all persons other than Collateral Agent;

(b)       Mortgagor's title to every substituted item shall immediately be and become subject to the security interests and liens of Collateral Agent and each of the provisions of this Mortgage, and each such item shall remain so encumbered and so subject unless it is, in turn, replaced by a substitute item in the manner permitted in this Mortgage; and

(c)       If an item is removed from the Aircraft and replaced in accordance with the requirements of this Mortgage, and if the substituted item satisfies the requirements of this Mortgage, including the terms and conditions above, then the item which is removed shall thereupon be free and clear of the security interests and liens of Collateral Agent.

(ix)       in the event that any Engine, component, appliance, accessory, instrument, equipment or part is permanently installed upon the Airframe, and is not in substitution for or in replacement of an existing item, such additional item shall be considered as an accession to the Airframe.

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(x)       Mortgagor shall not interchange any part or parts of the Aircraft with other aircraft as may be leased, owned, operated and maintained by Mortgagor.

(c)       Operations. Mortgagor shall not permit the Aircraft and any Engine to be maintained, serviced, repaired, overhauled, tested, used or operated in violation of any law or any rule, regulation or order of any governmental authority having jurisdiction thereover, or in violation of any airworthiness certificate, license or registration relating to the Aircraft or any Engine issued by any such authority, or in violation or breach of any representation or warranty made with respect to obtaining insurance on the Aircraft or any term or condition of such insurance policy. Except as specified in the Loan Agreement, Mortgagor shall not sell, assign, mortgage, relinquish possession, or lease the Mortgaged Property to any other Party, without Collateral Agent's prior written consent. The forgoing shall not preclude a temporary transfer of possession of the Aircraft to a maintenance provider for purposes of complying with the requirements hereof in the normal course of business. Mortgagor shall not operate the Aircraft (or cause the Aircraft to be operated) under a Part 135 Certificate or in a manner that would require a Part 135 Certificate without the prior written consent of Collateral Agent, not to be unreasonably withheld or delayed. Collateral Agent consents to the management and charter operations for the Aircraft by GREAT WESTERN AIR, LLC aka Cirrus Aviation.

3.2       Alterations, Modifications and Additions.

(a)       Alterations, Modifications and Additions. Mortgagor, at its own cost and expense, shall make such alterations and modifications in and additions to the Aircraft and Engines as may be required from time to time to meet all applicable standards of the Federal Aviation Administration or other governmental authority having jurisdiction over the Aircraft and Engines.

So long as no Event of Default shall have occurred and be continuing, Mortgagor, at its own cost and expense, and from time to time, may make such alterations and modifications in, and additions to, the Aircraft and any Engine as Mortgagor may deem desirable in the proper conduct of its business; provided, that no such alteration, modification or addition shall diminish the value or utility of the Aircraft or such Engine, or impair the condition or airworthiness thereof, below the value, utility, condition or airworthiness thereof immediately prior to such alteration, modification or addition assuming the Aircraft or such Engine were measured by the value, utility and airworthiness, and in the condition and state of repair required to be maintained by the terms hereof. All Parts incorporated or installed in or attached to or added to the mortgaged Aircraft or any mortgaged Engine as the result of any alteration, modification or addition shall conform to the requirements of Paragraph 3.2(a) hereof and, without further act or deed, shall become subject to the lien of this Mortgage and the international interest in favor of Collateral Agent.

So long as no Event of Default shall have occurred and be continuing, Mortgagor, at any time, may remove any Part from the Aircraft or Engines if:

(i)       such Part is in addition to, and not in replacement of, or substitution for, any Part incorporated or installed in or attached to the Aircraft or any Engine;

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(ii)       such Part is not required to be incorporated or installed in, or attached or added to, the Aircraft or such Engine pursuant to the terms of Paragraph 3.1(b), 3.1(c) or Paragraph 3.2 hereof; and

(iii)       such Part can be readily removed from the Aircraft or any Engine without diminishing or impairing the value, utility, condition and airworthiness of the Aircraft or such Engine.

Upon any such removal, such Part shall cease to be a "Part" within the meaning hereof.

(b)       Liability of Collateral Agent. Collateral Agent shall not bear any liability or cost for any alteration, modification or addition, or for any grounding or suspension of certification of the Aircraft or any Engine, or for loss to Mortgagor of any revenue in respect of the Aircraft or any Engine, however arising pursuant to this Paragraph 3.2.

3.3       Event of Loss.

(a)       Event of Loss with Respect to the Aircraft. Upon the occurrence of an Event of Loss with respect to the Aircraft, Mortgagor shall give Collateral Agent prompt written notice thereof, stating the circumstances of such Event of Loss. No later than one hundred twenty (120) days after the date of such Event of Loss (or ten (10) days after receipt of insurance proceeds, whichever is sooner), Mortgagor shall repay the outstanding principal balance under the Loan Agreement and the Note and all other Secured Obligations in full with no Prepayment Premium. In the event that the insurance proceeds have not been received within one hundred twenty (120) days, the time allowable for payment to the Collateral Agent will extended for up to ninety (90) additional days if and such Event of Loss is a covered event under the applicable insurance and Mortgagor is diligently pursuing coverage.

(b)       Event of Loss with Respect to a Mortgaged Engine. Upon the occurrence of an Event of Loss with respect to any Engine, which Event of Loss does not constitute an Event of Loss with respect to the Aircraft, Mortgagor shall give Collateral Agent prompt written notice thereof, stating the circumstances of such Event of Loss. As soon as possible, but no later than ninety (90) days after the date of such Event of Loss, Mortgagor shall:

(i)       repay the outstanding principal balance under the Note and all other Secured Obligations in full with no Prepayment Premium, or

(ii)       enter into, at the expense of Mortgagor, an agreement in all respects satisfactory to Collateral Agent for the purchase of a new Engine, through the Maintenance Contract Program or otherwise, compatible with the Aircraft to replace the Engine which is the subject of such Event of Loss.

Upon delivery of such new Engine pursuant to such agreement, Mortgagor shall cause such new Engine to be installed on the Aircraft and specifically subject such new Engine to the lien hereof and the international interest in favor of Collateral Agent, delivering to Collateral Agent all documents required in connection therewith and consenting to the registration of an international interest with the International Registry with respect to such new Engine. Collateral Agent shall execute and deliver all documents required or useful in connection with releasing the replaced Engine from the lien of this Mortgage and shall discharge all registrations with the International Registry with respect to the replaced Engine.

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3.4       Insurance. At or prior to the Closing Date, Mortgagor will carry, at the cost and expense of Mortgagor, public liability insurance (including, without limitation, passenger legal liability), property damage insurance (including, without limitation, airport property damage liability and contractual liability), and all-risk ground and flight aircraft hull insurance (including, without limitation, war risk, hijacking and similar perils insurance), all as described more fully in an Agreement to Provide Insurance delivered by Mortgagor to Collateral Agent of even date herewith. Mortgagor shall deliver to Collateral Agent an Insurer's Certificate as to the due compliance with the insurance provisions of this Paragraph 3.4.

3.5       Location of Aircraft. Mortgagor shall at all times keep the Aircraft registered under the laws of the United States of America. Mortgagor shall base the Aircraft in Las Vegas, Nevada, and Mortgagor shall not operate or locate the Aircraft or any Engine or permit the Aircraft or any Engine to be operated or located in:

(a)       any area or on any route excluded from coverage under the provisions of any insurance policy required by the terms of Paragraph 3.4 above;

(b)       any recognized, or, in Collateral Agent's reasonable judgment, threatened area of hostilities unless fully covered to Collateral Agent's reasonably satisfaction by war risk insurance; or

(c)       anywhere (i) not permitted under the applicable insurance policies covering the Aircraft and (ii) outside of the United States of America (excluding any U.S. territory, possession or offshore insular area), Canada, member states of the European Union, the United Kingdom, Switzerland, Israel, Japan, Australia, New Zealand, Hong Kong, United Arab Emirates, Kuwait, South Korea, Costa Rica, the Cayman Islands or such other country with the written consent of the Collateral Agent, which consent may be withheld in Collateral Agent’s discretion.

3.6       Application of Insurance Proceeds.

(a)       Proceeds of insurance received as a result of an Event of Loss with respect to the Aircraft shall be applied by Collateral Agent to payment of the Secured Obligations in the manner provided in Paragraph 4.5 hereof.

(b)       Proceeds of property damage insurance payable as a result of an Event of Loss of the Engine (but not the whole Aircraft) shall, if received, be held by Collateral Agent until Mortgagor shall have decided whether or not to purchase a new engine as required by Paragraph 3.3(b). If Mortgagor elects to replace the Engine, then, upon placing such an order, such proceeds, upon the request of Mortgagor, shall be applied directly to payment (including any progress payment) for such repair or the purchase of a replacement Engine. Unless a Default or Event of Default shall have occurred and be continuing, such proceeds (or balance thereof remaining after payment in full for such repair or such replacement Engine) shall be paid to Mortgagor upon completion of such repair or installation of the replacement Engine on the Aircraft and its subjection to the lien hereof and international interest in favor of Collateral Agent as required by Paragraph 3.3(b) above.

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(c)       Unless a Default or Event of Default shall have occurred and be continuing and except as provided in Paragraph 3.6(d), any proceeds of insurance received as a result of any damage or loss not constituting an Event of Loss and in an amount of $1,000,000 or less (per occurrence) shall be held adjusted by and paid to Mortgagor, not to Collateral Agent and Mortgagor jointly. Any proceeds of insurance in excess of $1,000,000 received by Collateral Agent as a result of any damage or loss not constituting an Event of Loss, shall be held by Collateral Agent or upon the request of Mortgagor, applied by Collateral Agent directly to payment (including any progress payment) for any repair or replacement required by the terms hereof. Unless a Default or Event of Default shall have occurred and be continuing, after completion of, and payment for, such repair or replacement, such proceeds, or any excess over the cost of such repair or replacement if such proceeds shall have been applied by Collateral Agent to payment for such repair or replacement, shall be forthwith paid over to Mortgagor by Collateral Agent.

(d)       Unless a Default or Event of Default shall have occurred and be continuing, any proceeds of insurance received as a result of any damage or loss to Parts which Mortgagor is entitled to remove pursuant to Paragraph 3.2(a) above without replacement shall be paid to Mortgagor directly, not to Mortgagor and Collateral Agent jointly.

3.7       Liens on Mortgaged Property; Taxes.

(a)       Mortgagor shall always maintain this Mortgage as a first priority security interest, international interest, and lien upon the Mortgaged Property and Mortgagor shall not consent to any security interest, international interest or lien upon the Mortgaged Property other than the one in favor of Collateral Agent with respect to the Airframe and Engines. Mortgagor shall not directly or indirectly create, assume or permit, or suffer to be created and to exist, any Lien on or with respect to any Mortgaged Property, title thereto or any interest therein except as permitted under Paragraph 2.1. Mortgagor shall promptly, at its own cost and expense, take such action as may be necessary to duly discharge any Lien on or with respect to any Mortgaged Property, title thereto or any interest therein in violation hereof.

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(b)       Mortgagor shall pay and indemnify Collateral Agent for, and hold Collateral Agent harmless from and against, all income (other than Collateral Agent's income), franchise, gross receipts, rental, sales, use, excise, personal property, ad valorem, value added, leasing, leasing use, stamp, landing, airport use or other taxes, levies, imposts, duties, charges, fees or withholdings of any nature, together with any penalties, fines or interest thereon (the "Tax(es)") arising out of transactions contemplated by this Mortgage and imposed against Collateral Agent, Mortgagor or the Aircraft, or any part thereof, by the United States of America, any foreign government, any state, municipal or local subdivision, any agency or instrumentality thereof or any taxing authority upon or with respect to the Aircraft, or any part thereof, or upon the ownership, delivery, leasing, possession, use, operation, return, transfer or release thereof, or upon the rentals, receipts or earnings arising therefrom, or upon or with respect to this Mortgage. If a claim is made against Collateral Agent for any Tax that is subject to indemnification hereunder, Collateral Agent shall notify Mortgagor promptly within thirty (30) days after Collateral Agent's receipt of such written notice, and Mortgagor will pay such Tax promptly and in no event later than thirty (30) days after such notice; provided, however, that if Mortgagor elects to contest or assume the defense as therein described and provided that Mortgagor can testify such Tax would not subject the Aircraft to risk of seizure, and Mortgagor so contests or defends in a timely manner and within the legal delays allowed to do so, Mortgagor's obligation to pay or reimburse shall, if applicable laws allow, be postponed until a settlement of the matter or a decision is rendered on the defense or contestation. Mortgagor's contestation or defense shall be at Mortgagor's sole cost and expense. If the governmental authority or agency seeking to collect requires any payment to be made or any security assurance or guarantee to be furnished as a condition of contestation or defense, Mortgagor shall pay or furnish same or cause the payment or furnishing thereof. In case any report or return is required to be made with respect to any Taxes, Mortgagor will either (after notice to Collateral Agent) make such report or return in such manner as will show the ownership of the Aircraft in Mortgagor and send a copy of such report or return to Collateral Agent or will notify Collateral Agent of such requirement and make such report or return in such manner as shall be satisfactory to Collateral Agent. Collateral Agent agrees to cooperate fully with Mortgagor in the preparation of any such report or return. Notwithstanding the foregoing, Mortgagor shall not indemnify or be responsible for any Taxes related to the income of Collateral Agent or Collateral Agent's franchise or other doing business taxes. Further, Mortgagor shall not be responsible for any Taxes associated with any assignment of the Mortgage or any other Loan Document by Collateral Agent.

(c)       Transfers. The Mortgagor may not sell, transfer, assign or otherwise dispose of all or any portion of the Mortgaged Property unless the Borrower has made the repayments required under the Loan Agreement.

3.8       Further Assurances. Mortgagor, from time to time, shall perform or execute and deliver, or cause to be performed or executed and delivered, all such further and other acts, conveyances, transfers, instruments and assurances as may be reasonably appropriate, or as may be requested by Collateral Agent, for the better mortgaging, hypothecating, confirming, pledging, granting and perfecting of a lien and security interest unto Collateral Agent or a registered international interest in favor of Collateral Agent, in all or in part, of the Mortgaged Property or for facilitating the execution of the lien or international interest created by this Mortgage or for securing to Collateral Agent the benefit hereof and of the rights and remedies created hereby. Mortgagor, at all times, shall defend and protect the lien of this Mortgage on the Mortgaged Property against the enforcement of all Liens, claims, penalties and rights asserted by any and all Persons whatsoever except for those permitted under Paragraph 2.1.

3.9       Recording and Filing. Without limiting Paragraph 3.8 above, Collateral Agent, at the cost and expense of Mortgagor, shall cause this Mortgage and any and all additional instruments which shall be executed pursuant to the terms hereof, so far as permitted by applicable laws and regulations, on and at all times after the date of execution to be kept, and this Mortgage filed and recorded in such places as may be required under applicable law, or as Collateral Agent, in its reasonably discretion, may reasonably request to perfect and preserve the lien of this Mortgage on all of the Mortgaged Property and to protect the security and the rights and remedies of Collateral Agent hereunder. Without limiting the foregoing, Mortgagor shall do, or cause to be done, any and all acts and things as may be reasonably requested by Collateral Agent to (i) perfect the lien of this Mortgage pursuant to the Uniform Commercial Code as in effect in any jurisdiction with respect to any portion of the Mortgaged Property subject to the provisions of such Code and (ii) consent to and maintain the registered international interest in favor of Collateral Agent under the Cape Town Treaty. Mortgagor shall bear the entire cost and expense of all actions required to be taken pursuant to Paragraph 3.8 and 3.9 hereof for the initial filings. In the event the Collateral Agent elects to do additional filings for any reason, such filings shall be at Collateral Agent's sole expense.

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3.10       Suits to Protect the Mortgaged Property. Collateral Agent shall have power to institute and to maintain, at Mortgagor's cost and expense, such suits and proceedings as Collateral Agent may deem expedient, in Collateral Agent's commercially reasonable discretion, to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Mortgage or to preserve or protect the interests of Collateral Agent in the Mortgaged Property, including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of Collateral Agent. Notwithstanding the foregoing, Mortgagor shall not be responsible for the costs of any suit instituted by Collateral Agent without Mortgagor's knowledge and without granting Mortgagor a reasonable opportunity to resolve the relevant issue in another manner.

3.11       Inspection. Mortgagor shall permit the Collateral Agent to inspect the Mortgaged Property no more than once per year (unless an Event of Default has occurred and is continuing) upon advanced notice by Lender of at least forty-eight (48) hours, and during normal business hours; provided that Lender shall make best efforts not to interfere with the operations of the Aircraft.  Collateral Agent shall have no duty to make any such inspection and shall not incur any liability or obligations by reason of not making any such inspection.

ARTICLE IV - DEFAULT AND REMEDIES

4.1       Events of Default. If one (1) or more of the following events (each an "Event of Default") shall occur:

(a)       The occurrence of an "Event of Default" under the Loan Agreement;

(b)       There occurs an Event of Loss and (i) the Mortgagor fails to comply with applicable provisions of Section 3.3 or (ii) in the reasonable opinion of the Collateral Agent the Aircraft cannot be returned to service within 120 days after such Event of Loss;

(c)       This Mortgage, as a result of any act or omission of Mortgagor, shall cease to be in full force and effect or shall cease to give Collateral Agent the rights and interests purported to be created hereunder, including, without limitation, the failure of the interests granted hereunder to constitute a registered international interest in the Aircraft subject to the Cape Town Treaty;

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(d)       The failure by Mortgagor to maintain the insurance coverage on the Aircraft in accordance with Paragraph 3.4; or

(e)       Default shall be made in the due observance or performance of any other term, covenant or agreement contained in any other agreement or mortgage between Mortgagor and Collateral Agent, including, without limitation, the occurrence of an Event of Default in any other Loan Documents (as defined in the Loan Agreement);

then, upon the happening of any of the foregoing Events of Default, the Note and all amounts under the Loan Agreement shall become and be immediately due and payable upon Collateral Agent having given Borrower notice of such acceleration, provided, however, that upon the occurrence of an Event of Default specified in Section 7.5 of the Loan Agreement, all Secured Obligations shall automatically become due and payable without notice or demand of any kind, with Mortgagor hereby expressly waiving any presentment, demand, protest or other notice of any kind.

4.2       Rights Against Mortgaged Property.

(a)       If an Event of Default shall have occurred and be continuing, then and in every such case, Collateral Agent, in addition to all other rights and remedies available hereunder, shall have, at law or in equity or by statute, each of the following rights and remedies, none of which is intended to be exclusive of any other right or remedy, and each of which may be exercised either singly or, to the extent permitted by applicable law, concurrently with any one or more of the other rights or remedies:

(i)       To the extent applicable, Collateral Agent shall have the rights and remedies of a secured party under the Cape Town Treaty and/or the Uniform Commercial Code as enacted in any jurisdiction in which any of the Mortgaged Property may be located, including, without limitation, all of the rights and remedies set forth in Articles 12, 13, 15 and 20 of the Cape Town Treaty, and Mortgagor hereby consents to the same. In any case, Collateral Agent may immediately, directly or by such agent as it may appoint, without demand of performance and (to the extent permitted by applicable law) without notice of its intention to sell or of time or place of sale or of redemption or other notice or demand whatsoever to Mortgagor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, the whole or, from time to time, any part of the Mortgaged Property. If notice of any sale or other disposition is required by law to be given, Mortgagor hereby agrees that a notice sent at least ten (10) days before the time of any intended de-registration and export of the Mortgaged Property or intended public sale or after which any private sale or other disposition of the Mortgaged Property is to be made shall be reasonable notice of such sale or other disposition. Whenever Collateral Agent shall demand possession of any of the Mortgaged Property pursuant to this Article IV, Mortgagor, at its own cost and expense, shall deliver, or cause to be delivered, such Mortgaged Property without risk or expense to Collateral Agent, to such airport or airports in the United States of America, as shall be designated by Collateral Agent or such other place as may be mutually agreed upon by Mortgagor and Collateral Agent. In addition, Mortgagor shall provide, without expense to Collateral Agent, storage facilities for such Mortgaged Property. At the request of Collateral Agent, Mortgagor shall promptly execute and deliver to Collateral Agent such instruments or other documents as Collateral Agent may deem necessary or advisable to enable Collateral Agent or an agent or representative designated by Collateral Agent, at such time or times and place or places as Collateral Agent may specify, to obtain possession of all or any part of the Mortgaged Property;

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(ii)       Collateral Agent, either after entry or without entry, may proceed by suit or suits, at law or in equity, to foreclose this Mortgage and to sell all or, from time to time, any part of the Mortgaged Property under the judgment or decree of a court of competent jurisdiction;

(iii)       Collateral Agent may procure the de-registration of the Mortgaged Property whether by utilizing the IDERA or otherwise;

(iv)       Collateral Agent may procure the export and shipment transfer of the Mortgaged Property from the territory in which it is situated;

(v)       Collateral Agent may take legal proceedings for the appointment of a receiver or receivers (to which Collateral Agent shall be entitled as a matter of right) to take possession of the Mortgaged Property pending the sale thereof pursuant either to the power of sale given in this Paragraph 4.2 or to a judgment, order or decree made in any judicial proceeding or the foreclosure or involving the enforcement of this Mortgage;

(vi)       Collateral Agent, either directly or by such agent as it may appoint or by means of a receiver appointed by a court therefor, may peacefully and lawfully enter upon the premises of Mortgagor and any other premises where any of the Mortgaged Property may be located, take immediate possession of the Mortgaged Property and exclude Mortgagor and all other Persons therefrom, using all necessary proper and legal force so to do;

(vii)       Collateral Agent may appoint a trustee to take title to all or part of the Mortgaged Property on behalf of Collateral Agent and to exercise on behalf of Collateral Agent any or all of its remedies hereunder, and Mortgagor shall execute and deliver all such instruments and documents as Collateral Agent may reasonably request in connection therewith; and

(viii)       Upon every taking of possession pursuant to this Paragraph 4.2, Collateral Agent from time to time may make all such reasonable expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Mortgaged Property as Collateral Agent may deem proper. In each such case, Collateral Agent shall have the right to hold, use operate, store, lease, control or manage the Mortgaged Property, and to exercise all rights and powers of Mortgagor relating to the Mortgaged Property, as Collateral Agent shall deem appropriate, including the right to enter into any and all such agreements with respect to the use, operation, storage, leasing, control or management of any of the Mortgaged Property as Collateral Agent may determine.

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(b)       No delay or omission of Collateral Agent in the exercise of any right, power, remedy or privilege conferred hereunder shall impair any such right, power, remedy or privilege or be construed to be a waiver of any Default or Event of Default or acquiescence therein; and every right, power and privilege given by this Mortgage to Collateral Agent may be exercised from time to time and as often as may be deemed expedient by Collateral Agent. No remedy for the enforcement of the rights of Collateral Agent shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies from time to time may be exercised independently or in combination.

4.3       Relief Pending Final Determination. Without limiting the generality of Collateral Agent's other remedies set forth in this Paragraph 4, in the event Collateral Agent adduces evidence of an Event of Default by Mortgagor, Collateral Agent may, pending final determination of its claim, obtain from a court speedy (as defined in Article 20 of the Cape Town Treaty) relief in the form of such one or more of the following orders as Collateral Agent requests:

(a)       preservation of the Mortgaged Property and its value;

(b)       possession, control or custody of the Mortgaged Property;

(c)       immobilization of the Mortgaged Property;

(d)       lease or, except where covered by sub-paragraphs (a) to (c), management of the Mortgaged Property and the income therefrom; and

(e)       if at any time Mortgagor and Collateral Agent specifically agree, sale and application of proceeds therefrom.

Nothing in this Paragraph 4.3 shall limit the availability to Collateral Agent of other forms of interim relief.

4.4       Provisions Regarding Sale. Upon any sale of any of the Mortgaged Property, in connection with the exercise of remedies upon and during the continuation of an Event of Default, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceedings, for the foreclosure or involving the enforcement of this Mortgage, to the extent permitted by applicable law:

(a)       Collateral Agent or its representative may bid for and purchase the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its absolute right without further accountability, and, in paying the purchase money therefor, may assign to Mortgagor in lieu of cash all or any part of the Note or other Secured Obligations then outstanding or claims for interest thereon, at par, and the Note, in case the portion thereof as assigned shall be less than the amount due thereon, shall be returned to Collateral Agent after being appropriately stamped to show partial payment;

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(b)       Collateral Agent or its representative may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(c)        Collateral Agent or its representative is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and to deregister and export the property, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one (1) or more Person with like power, Mortgagor hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by Collateral Agent or by any purchaser, Mortgagor shall ratify and confirm any such sale or transfer, deregistration or export, by execution and delivering to Collateral Agent or to such purchaser all property deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;

(d)       All right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of Mortgagor of, in and to the property so sold shall be divested. Such sale shall be a perpetual bar both at law and in equity against Mortgagor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under Mortgagor, its successor or assigns; and

(e)       The receipt of the proceeds of the sale of the Mortgaged Property by Collateral Agent shall be a sufficient discharge to the purchaser or purchasers at such sale for its or their purchase money, and such purchaser or purchasers and its or their assigns or personal representatives after paying such purchase money and receiving such receipt of Collateral Agent shall not be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof; and

(f)       To the extent it may lawfully do so, Mortgagor agrees that it will not, at any time, insist upon or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Mortgaged Property or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Mortgage or the Secured Obligations, and Mortgagor hereby expressly waives all benefit or advantage of any such laws and covenants, and agrees that it will not hinder, delay or impede the execution of any power granted and delegated to Collateral Agent in this Mortgage, but will suffer and permit the execution of every such power as though no such laws were in force, except that Mortgagor, in any event, shall have the right, prior to the disposition of any Mortgaged Property or the entering into of a binding commitment therefor, to obtain the release of such Mortgaged Property from the lien hereof and the return to Mortgagor thereof upon payment of the Secured Obligations in full.

4.5       Application of Monies Received by Collateral Agent. If an Event of Default shall have occurred and be continuing, any monies collected pursuant to Article IV or otherwise constituting a part of the Mortgaged Property shall be applied to the payment of the Secured Obligations in accordance with the terms and provisions of the Loan Agreement.

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4.6       Waiver of Defaults. By written notice to Mortgagor, Collateral Agent may waive any default hereunder and its consequences. Upon any such waiver, such default shall cease to exist, and any Default or Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Mortgage; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

4.7       Right of Setoff. In addition to the other remedies set forth in this Article IV, to the extent permitted by applicable law, Collateral Agent reserves a right of setoff in all Mortgagor's accounts with Collateral Agent (whether checking, savings, or some other account). This includes all accounts Mortgagor holds jointly with someone else and all accounts Mortgagor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Mortgagor authorizes Collateral Agent, to the extent permitted by applicable law, to charge or setoff all sums owing with respect to the Secured Obligations against any and all such accounts.

ARTICLE V - SATISFACTION AND DISCHARGE

5.1       Discharge. When all Secured Obligations shall have been finally and fully paid or otherwise in accordance with the Loan Agreement, then this Mortgage shall terminate and cease to exist. Thereupon Collateral Agent shall discharge this Mortgage, release its lien on the Mortgaged Property and discharge its registered international interest from the International Registry and Collateral Agent shall execute and deliver to Mortgagor, at Mortgagor's cost and expense, such instruments in writing as may be requested by Mortgagor to evidence such cancellation, discharge and release.

ARTICLE VI - MISCELLANEOUS

6.1       Severability. If any part of this Mortgage is contrary to, prohibited by, or deemed invalid under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited, or invalid, without invalidating the remainder hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6.2       Counterparts. This Mortgage may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart. Facsimile signatures and electronic (including PDF format) signatures of the parties hereto shall be binding. Notwithstanding the foregoing, in the event Collateral Agent requests that Mortgagor provide an originally executed copy of a document, Mortgagor shall promptly provide the same.

6.3       Amendments. Any amendment hereto shall be in writing and shall be signed by Mortgagor and Collateral Agent.

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6.4       Indemnification by Mortgagor; Expenses.

(a)       Mortgagor shall indemnify, reimburse and hold Collateral Agent and its officers, directors, employees and agents harmless from and against any and all claims, demands, causes of action, suits or judgments and any and all costs and expenses of any nature (including, without limitation, reasonable fees and expenses of external legal counsel), for or on account of injury to or death of persons (including employees and agents of Mortgagor or Collateral Agent), property damage and any other liability which may result from or arise in any manner out of:

(i)       the ownership, possession, control, management, maintenance, condition, storage, use or operation of all or part of the Mortgaged Property by Mortgagor or any bailee, transferee or lessee of Mortgagor, or

(ii)       any failure on the part of Mortgagor to perform or comply with any of the terms hereof (including, without limitation, any failure by Mortgagor to effect or maintain any insurance required to be effected or maintained pursuant to the provisions of Paragraph 3.4 hereof).

If Collateral Agent shall receive knowledge of any claim or liability hereby indemnified against, Collateral Agent shall give prompt notice thereof to Mortgagor; provided, however, Collateral Agent's failure to promptly provide any such notice shall not act as a waiver of any of Collateral Agent's rights hereunder, unless such failure to provide prompt notice materially interferes in Mortgagor’s ability to defend such claim. The obligation contained in this Paragraph 6.4 shall continue in full force and effect notwithstanding the full payment of the Note and all amounts due under the Loan Agreement or hereunder and notwithstanding the discharge hereof pursuant to Paragraph 5.1 hereof or otherwise. Provided, however, such indemnification obligations shall not apply to any act or omission involving a breach of this Mortgage by Collateral Agent and shall not apply to any act or omission involving gross negligence or willful misconduct by Collateral Agent or its representatives.

(b)       Mortgagor shall be responsible for, and shall pay, all fees and expenses incurred by Collateral Agent (including the reasonable fees and expenses of its external legal counsel) in connection with the enforcement of, or the exercise of any right or remedy of Collateral Agent under, this Mortgage or any amendment or supplement hereto after and during the continuation of an Event of Default.

6.5       Acknowledgment of Receipt of Copy of Mortgage. Mortgagor hereby acknowledges and certifies that a full, complete, correct and exact copy of this Mortgage has been delivered to and received by Mortgagor on the date of its execution.

6.6       Assignment. This Mortgage may be freely assigned by Collateral Agent without the consent of Mortgagor, and Mortgagor shall duly execute an IDERA upon the written request of any assignee. This Mortgage shall inure to the benefit of Collateral Agent, its successors in interest and assigns. This Mortgage may not be assigned by Mortgagor without the written consent of Collateral Agent.

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6.7       Notice. Any notice or other communication required or permitted under this Mortgage or necessary or convenient in connection with this Mortgage shall be sent in the manner set forth in the Loan Agreement.

6.8       APPLICABLE LAW. THIS MORTGAGE AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS; PROVIDED, THAT THE PARTIES HERETO SHALL BE ENTITLED TO ALL RIGHTS CONFERRED BY THE FEDERAL AVIATION ACT. ALL OF THE PROVISIONS OF SECTION 10 OF THE LOAN AGREEMENT ARE INCORPORATED HEREIN AND MADE A PART HEREOF MUTATIS MUTANDIS.

6.9       JURY TRIAL. MORTGAGOR HEREBY WAIVES THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR MORTGAGOR AGAINST THE OTHER.

[Signatures follow on next pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Aircraft Mortgage and Security Agreement to be duly executed and delivered as of the date and year first above written.

JGB COLLATERAL LLC, as collateral agent

By:
Name:
Title:

[Signature Page to Aircraft Mortgage and	Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Aircraft Mortgage and Security Agreement to be duly executed and delivered in as of the date and year first above written.

AULT AVIATION, LLC

By:	AULT ALLIANCE, INC., its managing member

By:
Name:
Title:

ANNEX I

IRREVOCABLE DE-REGISTRATION

AND EXPORT REQUEST AUTHORIZATION

IRREVOCABLE DE-REGISTRATION

AND EXPORT REQUEST AUTHORIZATION*

December ___, 2023

To:	United States Federal Aviation Administration

Re:	Irrevocable De-Registration and Export Request Authorization

The undersigned is the registered owner of one (1) Gulfstream Aerospace model GV-SP (G550) (described on the International Registry Manufacturer's List as GULFSTREAM model Gulfstream GV-SP (G550)) aircraft bearing manufacturer's serial number 5094 and United States Registration Number N623MS; together with two (2) Rolls Royce model BR700-710C4-11 (described on the International Registry Manufacturer's List as ROLLS ROYCE model BR710) aircraft engines bearing manufacturer's serial numbers 15287 and 15286 (together with all installed, incorporated or attached accessories, parts and equipment, the "aircraft").

This instrument is an irrevocable de-registration and export request authorization issued by the undersigned in favor of JGB Collateral, LLC (the "authorized party") under the authority of Article XIII of the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment. In accordance with that Article, the undersigned hereby requests:

(i)       recognition that the authorized party or the person it certifies as its designee is the sole person entitled to:

(a)       procure the de-registration of the aircraft from the United States Aircraft Registry maintained by the United States Federal Aviation Administration for the purposes of Chapter III of the Convention on International Civil Aviation, signed at Chicago, on 7 December 1944; and

(b)       procure the export and physical transfer of the aircraft from the United States of America; and

(ii)       confirmation that the authorized party or the person it certifies as its designee may take the action specified in clause (i) above on written demand without the consent of the undersigned and that, upon such demand, the authorities in the United States of America shall cooperate with the authorized party with a view to the speedy completion of such action.

The rights in favor of the authorized party established by this instrument may not be revoked by the undersigned without the written consent of the authorized party.

Please acknowledge your agreement to this request and its terms by appropriate notation in the space provided below and lodging this instrument in the United States Aircraft Registry.

AULT AVIATION, LLC

By: AULT ALLIANCE, INC., its managing member

By:
Name:
Title:

________________________________

* This IDERA is linked to and part of that certain Aircraft Mortgage and Security Agreement dated December __ 2023, by and between JGB Collateral, LLC and Ault Aviation, LLC, which is being filed with the Federal Aviation Administration contemporaneously herewith.